UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 10, 2019 (May 8, 2019)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX  75204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DF	New York Stock Exchange

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Dean Foods Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the items outlined in the 2019 Proxy Statement (the “Proxy Statement”), filed with the Securities and Exchange Commission on March 26, 2019, as follows:

1.              The Company’s stockholders elected seven director nominees named in the Proxy Statement with the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Janet Hill	39,535,689	26,620,091	85,096	15,116,127
J. Wayne Mailloux	39,965,514	26,191,966	83,393	15,116,130
Helen E. McCluskey	39,991,101	26,173,667	76,107	15,116,128
John R. Muse	62,673,956	3,495,401	71,516	15,116,130
B. Craig Owens	38,794,766	27,369,129	76,977	15,116,131
Ralph P. Scozzafava	62,298,803	3,851,149	90,924	15,116,127
Jim L. Turner	60,999,356	5,156,433	85,084	15,116,130

2.              The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,911,482	32,122,421	323,100	N/A

3.              The Company’s stockholders approved the advisory resolution on the compensation of the Company’s named executive officers with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,956,151	4,979,070	305,653	15,116,129

4.              The Company’s stockholders approved the stockholder proposal to eliminate the supermajority voting provisions in the Company’s charter and bylaws with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,116,082	13,897,960	226,828	15,116,133

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	DEAN FOODS COMPANY

	By:	/s/ Russell F. Coleman
Russell F. Coleman Executive Vice President, General Counsel Corporate Secretary and Government Affairs